United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               X

                           and

THE INVESTMENT COMPANY ACT OF 1940                                    X

Index Plus Fund, Inc. (Exact Name of Registrant as Specified in Charter) 2820 Hanover Avenue, Dallas, Texas 75225 (Address of Principal Executive Offices)
214-691-6460 (Registrant Telephone Number)

Laura S. Adams  2820 Hanover Avenue  Dallas, Texas  75225
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration.

It is proposed that this filing will become effective
      [x]  60 days after filling pursuant to paragraph (a)



















The Registrant hereby amends this Registration Statement on such date or dates that may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(A) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission acting to
Section 8(A) may determine.








INDEX PLUS FUND, INC.









PROSPECTUS
August 06, 2002



INVESTMENT OBJECTIVE:
Outperformance of S&P 500 Index












2820 Hanover Avenue
Dallas, Texas 75225


For Information, Shareholder Services and Requests:
Toll Free 1-866-819-3174













The Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

THE FUND'S INVESTMENT OBJECTIVE                              3
PRINCIPAL INVESTMENT STRATEGIES OF THE FUND                  3
PRINCIPAL RISKS OF INVESTING IN THE FUND                     3
Who should invest                                            3
Who should not invest                                        3
Non-Diversification Policy                                   4
RISK/RETURN SUMMARY: FEE TABLE                               4
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
      AND RELATED RISKS                                      4
Investment Objectives                                        4
Principal Investment Strategies                              5
Portfolio Turnover                                           5
MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE              5
Investment Advisor                                           5
Contract Terms                                               5
Custody of Investments                                       6
Legal Proceedings                                            6
CAPITAL STOCK                                                6
Description of Common Stock                                  6
Voting Rights                                                6
PRICING OF FUND SHARES                                       6
Market Value of Securities                                   7
PURCHASE OF FUND SHARES                                      7
Initial Investments                                          7
Subsequent Purchases                                         7
Fractional Shares                                            7
Purchasing Shares from Broker-dealers and Others             7
IRA ACCOUNTS                                                 8
PENSION, PROFIT SHARING AND 401K PLANS                       8
REDEMPTION OF FUND SHARES                                    8
Endorsement Requirements                                     8
Redemption Price                                             8
DIVIDENDS AND DISTRIBUTIONS                                  9
Reinvestments                                                9
TAX CONSEQUENCES                                             9
Tax Distribution                                             9
DISTRIBUTION ARRANGEMENTS                                    10
PRIVACY POLICY                                               10
WHERE TO GO FOR MORE INFORMATION                             Cover



ACCOUNT APPLICATION FORMS are included separately with Prospectus.




FUND INVESTMENT OBJECTIVE

The Index Plus Fund, Inc.(The Fund) is a new Fund and has no history of operation. The Fund's investment objective is to outperform the total return of the S&P 500 Composite Index (S&P 500).

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund will attempt to achieve its objective by utilizing a proprietary mathematical model administered by the Investment Advisor (Adams Asset Advisors, LLC). The model focuses on data pertaining to the relative market capitalization of companies within the S&P 500 Index and selects groups for purchase based on what it identifies as meaningful statistical variations versus historical norms. The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard and Poors Corporation. The Fund will invest most of its non-cash assets (at least 80% of the Fund) in securities positions representing large capitalization stocks found within the S&P 500 Index at time of purchase. Large capitalization is defined as stocks that are included in top 200 of the S&P 500 Index and the Fund will generally have positions representing less than 50 of the 500 stocks in the Index at any given time. Occasionally, the Fund will purchase put options on stocks that the model suggests to sell, as opposed to entering into short sales, which have unlimited loss potential. Put options give the owner a right to sell shares at a certain price, and any loss is limited to the purchase price in the event that the share price goes up rather than down. The Fund is limited to a maximum of 35% of assets in total value of securities represented by put positions (i.e., the number of shares represented by the put options multiplied by the respective share prices) at time of original purchase. The Fund intends to be as fully invested in common stocks as possible at all times. The Investment Advisor uses the model to select the portfolio of stocks or put options to purchase and holds them until a meaningful shift into other stocks is suggested by the model.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Narrative Risk Disclosure: An investor could lose money in this Fund. The principal risks of investing in this Fund are:
a) changing stock market and economic conditions may cause the Fund's total returns to go down as well as up over the short-term and even over long periods of time.
b) the Fund's investment strategies and mathematical model may not prove to be effective.
c) the use of put options adds additional potential for underperformance in rising markets.
d) periods of declining stock market prices may cause investing in common stock securities by the public to fall out of favor, thereby causing the Fund to underperform or lose money.
e) the Fund has no history of operations.
f) the Investment Advisor has no history of operations and no experience in advising a registered investment company, such as the Fund.

Who should invest: This Fund is best suited for disciplined long-term investors who want to invest in a portfolio of large companies that will hopefully exceed the S&P 500 Index average annual rate of return over a several year period.

Who should not invest: This Fund is not recommended for investors who are short term oriented and not tolerant to the Fund's daily price fluctuations. Also, earning dividend income is a not a goal of the Fund.

Risk/Return Bar Chart and Table: The Fund has not provided a risk/return chart or table because it has been in existence for less than a year, but after it has been in existence for a calendar year it will provide the chart and table. It should be noted that any past performance of the Fund that will be shown will not be an indication of future results.

Non-Diversification policy: The Fund is non-diversified which means that it may invest a relatively high percentage of its assets in a limited number of securities in any industry or group of industries. As a result, the Fund's performance may be more subject to moves of an individual company in its portfolio. The Fund seeks only enough diversification in its securities selections to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code. See section "Tax consequences" of this prospectus for information about requirements for Sub-Chapter M for the Fund.

RISK/RETURN SUMMARY: FEE TABLE

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge(Load) Imposed on Purchases                None
Maximum Deferred Sales Charge(Load)                            None
Maximum Sales Charge(Load)on Reinvested Dividends              None
Redemption Fees                                                None
Exchange Fees                                                  None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):
Management Fees*                                               1.25%
Distribution (12b-1) Fees**                                    None
Other Expenses                                                 0.00%
Gross Expenses                                                 1.25%
Investment Adviser Fee Reimbursement                           None
Net Annual Fund Operating Expenses                             1.25%

* The Investment Advisor has contractually agreed to pay all operating expenses of the Fund except brokerage fees and commissions, interest, taxes, legal and other extraordinary expenses.
** Distribution expenses incurred by the Fund under the 12b-1 Distribution Plan are paid by the Advisor.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be lower, based on these assumptions your costs would be:

                        One Year              Three Years
                         $130                   $425

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives
The Fund's investment objective is to outperform the total return of the S&P 500 Composite Index.
Principal Investment Strategies
The Fund will attempt to achieve its goal by utilizing a proprietary mathematical model administered by the Investment Advisor (Adams Asset Advisors, LLC). The strategy is explained in detail in the section "Principle Investment Strategies of the Fund" in this prospectus.

Portfolio Turnover Policy: The Fund's turnover rate is unpredictable in that the model employed by the Investment Advisor does not take holding periods into consideration. In any given year the turnover could be as low as zero to over 100%. The Investment Advisor will attempt to achieve long-term gains whenever possible and strives to keep turnover to a minimum.

Risks
See section "Narrative Risk Disclosure" on as to the risks that may cause an investor to lose money in the Fund.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

Management
Investment Advisor: Adams Asset Advisors, LLC (AAA) is a Texas Limited Liability Corporation and will act as the Investment Adviser to the Fund.
AAA has no prior experience in advising a registered investment company, such as the Fund. AAA has no prior operating history. The address of AAA is:
2820 Hanover Avenue, Dallas, TX, 75225. Laura S. Adams is currently the Managing Member of the Investment Advisor and is also President of the Fund. Laura S. Adams has previously worked at A.G. Edwards & Sons and as a Series 7 Registered Mutual Fund Specialist for Integrated Resources in New York City. For the past 10 years she has been a homemaker and private investor.

The Investment Advisor will provide the following services to the Fund:
1. Continuous review of the Fund's portfolio.
2. Recommend to the Fund when and to what extent which securities the Fund should purchase or sell according to the Fund's investment methodology.
3. Pay the salaries of those of the Fund's employees who may be officers or directors or employees of the Investment Advisor.
4. Pay all operating expenses of the Fund, except brokerage fees and commissions, taxes, interest, legal and other extraordinary expenses, and pay any 12b-1 related fees owed to Distributors or others.
5. Pay the initial organizational costs of the Fund and reimburse the Fund for any and all losses incurred because of purchase reneges (That is, when a shareholder or prospective shareholder fails to make payment for purchase of Fund shares).
6. Act as the Fund's transfer agent by handling all share purchases and redemptions.

On August 1, 2002 the Directors of the Fund approved an advisory contract with AAA. This Agreement will continue on a year to year basis provided that approval is voted on at least annually by specific approval of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of Directors of the Fund who are neither parties to the agreement or interested persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval.

Contract Terms: Under the Agreement, AAA will furnish investment direction on the basis of an ongoing review using the appropriate methodology to determine when and what securities will be purchased or disposed by designated Fund personnel. The Agreement may be terminated at any time, without payment of penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to AAA. In the event of its assignment, the Agreement will terminate automatically. Ultimate decisions as to the investment policy and as to individual purchases and sales of securities are made by the Fund's Officers and Directors. For these services, the Fund has agreed to pay a fee of 1.25% per year on the net assets of the Fund. This fee is computed on the average daily closing net asset value of the Fund and is payable monthly.

AAA is required to follow the investment strategy of the Fund in managing the portfolio. AAA has paid the initial organizational costs of the Fund and will reimburse the Fund for any and all losses incurred because of purchase reneges such as a shareholder not forwarding a check to buy shares or a shareholder's check that fails to clear. AAA will also provide transfer agent services to the Fund as described in the Statement of Additional Information(SAI).

Custody of Investments: The Fund will operate under rule 17f(2) of the Investment Company Act of 1940. The securities and similar investments of the Fund will be maintained in the custody of the Fund, but the Fund will not take physical possession of any securities at any time. The Fund's securities and similar investments will be in the Fund's corporate name held at U.S. regulated brokerage firms that maintain at least $25mm of Securities Investor Protection Corporation(SIPC) Insurance. As such, these brokerage firms will hold all securities and cash of the Fund, deliver and receive payment for securities sold, receive and pay for securities purchased, collect income from investments and perform other duties as directed by the officers of the Company. The brokerage firms do not exercise any supervisory function over the management of the Fund, the purchase or sale of securities or the payment of distributions to shareholders. Such securities and similar investments shall be examined and reconciled with the Fund's records by an independent accountant at least three times during each fiscal year. The Fund's officers have no prior custody arrangement experience, however, the Fund will maintain Fidelity Bond coverage in an amount sufficient to insure the custodial activities of the Fund's officers.

Legal Proceedings: As of the date of this Prospectus, there was no pending or threatened litigation involving the Fund or Investment Adviser in any capacity whatsoever.

CAPITAL STOCK

Description of Common Stock: The authorized capitalization of the Fund consists of 500,000,000 shares of Index Plus Fund, Inc. common stock of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares once issued in book format (no certificates) are fully paid and non-assessable.

Voting Rights: Each holder of the Fund's shares has voting rights equal to the number of shares held. Voting rights are non-cumulative. Therefore the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, although holders of remaining shares are still able to cast their votes.

PRICING OF FUND SHARES

When and How do We Price: The net asset value of the Fund's shares is determined as of the close each business day the New York Stock Exchange is open (presently 4:00p.m.) Monday through Friday exclusive of President's Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, Christmas & New Years Day. The net asset value is the price of each share and is determined by dividing the value of the Fund's securities, plus any cash and other assets less all liabilities, excluding capital surplus, by the number of shares outstanding. All Fund price calculations will be carried to five decimal places.

Market Value of Securities: The market value of securities held by the Fund that are listed on a national exchange and/or over the counter markets is determined to be the last recent sale price on such exchange or market. Securities that have not recently traded are valued at the last bid price in such market. The fair value of securities for which current market quotations are not readily available and accrued interest on cash balances during the month will be evaluated as determined in good faith by the Fund's Board of Directors.

PURCHASE OF FUND SHARES

The offering price of shares offered by the Fund is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described in the above section "Pricing of Fund Shares". The Fund reserves the right at its sole discretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgement of management such termination or rejection is in the best interest of the Fund.

Initial Investments: Initial purchase of shares of the Fund may be made only
by application submitted to the Fund.   An Account Application is included
with every request for a Prospectus. To receive this information please call 1-866-819-3174 or write to: Index Plus Fund, Inc., 2820 Hanover Avenue, Dallas, TX 75225.

To open an account send a signed, completed application and check or money order to the above address. Larger amounts can be wired directly into the Fund and instructions are available upon request. The minimum initial purchase of shares is $25,000 which is due and payable three business days after the purchase date. Less may be accepted under special circumstances such as determined by the President or Board of Directors of the Fund.

Subsequent Purchases: Subsequent purchases may be made by mail or phone and are due and payable three business days after the purchase date. Telephone privileges to purchase or sell Fund shares are given to those shareholders that indicate this selection on the Fund's application form. The minimum is $500 but less may be accepted under special circumstances. The Fund may terminate telephone purchases or redemptions at any time and may require a form of personal identification from the caller.

Fractional Shares: Fractional shares to five decimal places are offered by the Fund.

Purchasing Shares from Broker-dealers, Financial Institutions and Others Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Advisor.

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing Agents may:
1. Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirements.
2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.
3. Charge fees to their customers for the services they provide them. Also, the Fund (through 12b-1 fees paid by the Advisor) may pay fees to Servicing Agents to compensate them for selling the Fund and services they provide their customers, including administrative services.
4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.
5. Be authorized to accept purchase orders on behalf of the Fund. This means that the Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

If you decide to purchase shares through Service Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

IRA ACCOUNTS

You may purchase shares for an Individual Retirement Account ("IRA"), including simple IRA's, Roth IRA's, and SEP's. IRA investments are available for regular contributions, rollover of certain employer sponsored pension and profit-sharing plan distributions and transfers from other IRA's. All assets are automatically invested in Fund shares, including all dividends and distributions paid on Fund shares within an IRA. The IRA Trustee, Delaware Charter Guarantee and Trust Company, charges an initial account opening fee of $25, an annual account fee of $45, and a $60 termination fee for completely closing accounts. The Trustee may charge additional fees for other IRA account service requests. The Fund is responsible for collecting unpaid fees and will do so by redeeming your Fund shares if necessary.

IRA Trustee & Custodian
Delaware Charter Guarantee & Trust Company, conducting business as Trustar Retirement Services, will act as trustee for the Fund's IRA plans and AAA will provide investment and custodial services for the Fund's IRA accounts.

PENSION, PROFIT SHARING AND 401K PLANS

Purchase of Fund shares through business retirement plans is available to the owners, officers and employees who participate in the retirement plans. The accounts will be registered under the name and tax identification of the pension, profit sharing and/or 401K plans.

REDEMPTION OF FUND SHARES

Endorsement Requirements: The Fund will only issue book entry shares and will redeem all or any part of the shares of any shareholder that tenders a request for redemption. Proper guaranteed endorsement, also known as a signature guarantee, either by a national bank or a member firm of the New York Stock Exchange will be required unless the shareholder is known to management such as a relative, friend or long-term acquaintance. A signature guarantee is an assurance by the above mentioned financial institutions that a signature and person who signed the signature are the same individual. To sell Fund shares send written instructions, signed by shareholder(s) with the proper signature guarantee to: Index Plus Fund, Inc., 2820 Hanover Avenue, Dallas, TX 75225.

Redemption Price: The redemption price is the net asset value per share next determined after notice is received by the Fund for redemption of shares.
The proceeds received by the shareholder may be more or less than his/her cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal and state income tax purposes.

Redemption Payment: Payment by the Fund will be made no later than 7 business days after tender. However, the Fund may suspend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable. The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind. It should be noted that shareholders will incur brokerage costs when selling the securities received as part of an in kind distribution. Shareholders would also have continuing market risk by holding these securities. The Fund does not intend to issue in kind redemptions using illiquid securities.

DIVIDENDS AND DISTRIBUTIONS

Reinvestments: The Fund will automatically use the taxable dividend and capital gains distributions for purchase of additional shares for the shareholders at net asset value as of the close of business on the distribution date.

Cash Payouts: A shareholder may, at any time, by letter or forms supplied by the Fund direct the Fund to pay dividend and/or capital gains distribution, if any to such shareholder in cash.

TAX CONSEQUENCES

Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of the Fund's income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund's total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security's purchase. Not qualifying under Subchapter M of the Internal Revenue Code would cause the Fund to be considered a personal holding company subject to normal corporate income taxes. This would reduce the value of shareholder holdings by the amount of taxes paid. Any subsequent dividend distribution of the Fund's earnings after taxes would still be taxable as received by shareholders.

Tax Distribution: The Fund's distributions (capital gains & dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. Distribution of any long-term capital gains realized by the Fund will be taxable to the shareholder as long-term capital gains, regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. This may be considered a return of capital, but the dividend is still subject to federal income and state taxes.

Federal Withholding: The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulation. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding.

DISTRIBUTION ARRANGEMENTS

The Fund is a no-load Fund in that investors in the Fund pay no purchase or
sales fees.   The Fund has adopted a plan under Rule 12b-1 that allows the
Fund to pay distribution fees for the sale and distribution of shares and for services provided the shareholders pursuant to a Distribution Plan. All distribution expenses incurred by the Fund are Fund expenses, but they are paid by the Investment Advisor pursuant to the Investment Advisory Contract. For further information regarding the Distribution Plan, see the Statement of Additional Information.

PRIVACY POLICY

Regulation S-P: The U.S. Securities and Exchange Commission has adopted a regulation regarding the "Privacy of Consumer Financial Information" known as Regulation S-P. This regulation states that financial institutions such as the Fund must provide the shareholder with this notice of the Fund's privacy policies and practices on an annual basis. The following items (A & B) detail the Fund's policies and practices:

A. Information We Collect - Information we receive from you on application or forms include; your name, address, social security number or tax ID number, W9 status, phone number and citizenship status. Information about your transactions with us include; your account number, account balances and transaction histories.

B. The Fund's Disclosure Statement - We only disclose personal information about any current or former shareholder of the Fund as required by law. And, since we handle regular transactions internally the number of employees that even see your information is limited. We also require all of the Fund's brokers, and our Investment Adviser that acts as the Fund's transfer agent to adopt the regulations of Regulation S-P, as specified above by the Fund.
































FOR MORE INFORMATION

Several additional sources of
information are available to
you.  The Statement of
Additional Information (SAI),
incorporated into this
Prospectus by reference,
contains additional and more
detailed information about the
Fund's policies and operations.
Annual and semi-annual reports
show current holdings and
detailed financial statements
reflecting the Fund's fiscal
year ending December 31st.

Call the Fund at 1-866-819-3174
or write to the address below to
request free copies of the SAI
and the Fund's annual and semi-
annual reports, to request other
information about the Fund and
to make shareholder inquiries.

You may also obtain information
about the Fund (including the
Statement of Additional
Information and other reports)
from the Securities and Exchange
Commission on their Internet
site at http://www.sec.gov or at
their Public Reference Room in
Washington, D.C. Call the
Securities and Exchange
Commission at 1-800-SEC-0330 for
room hours and operation. You
may also obtain Fund information
by sending a written request and
duplicating fee to the Public
Reference Section of the SEC,
Washington, D.C. 20549-6609.

PLEASE READ THIS PROSPECTUS

In this prospectus we present
the objectives, risks and
strategy of the Fund. We suggest
that you keep it for future
reference.

SEC file number 811-21170


INDEX PLUS FUND, INC.
2820 Hanover Avenue
Dallas, Texas 75225
1-866-819-3174





























INDEX PLUS FUND, INC.
2820 Hanover Avenue
Dallas, TX 75225
214-691-6460		866-819-3174

Part B
STATEMENT OF ADDITIONAL INFORMATION
August 06, 2002

This Statement is not a prospectus, but should be read in conjunction with the Fund's current prospectus dated August 06, 2002. To obtain the Prospectus, you may write the Fund or call either of the telephone numbers that are shown above.

TABLE OF CONTENTS

THE FUND HISTORY                                                   2
DESCRIPTION OF FUND AND ITS INVESTMENTS AND RISKS                  2
Classification                                                     2
Investment Strategies and Risks, Fund Policies                     2
Portfolio Turnover                                                 3
MANAGEMENT OF THE FUND
Board of Directors, Management Information                         3
Compensation and Sales Load                                        3
CODE OF ETHICS                                                     3
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Control Persons, Principal Holders                                 4
Management Ownership                                               4
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Advisor                                                 4
Services Provided by, and Fees Paid to the Investment Advisor      4
Principal Underwriter                                              4
Third Party Payments & Service Agreements                          4
Other Investment Advice                                            5
Dealer Re-allowances, 12b-1 Fees and Other Services                5
BROKERAGE ALLOCATIONS AND OTHER PRACTICES
Brokerage Transactions                                             5
Commissions, Brokerage Selection                                   6
Directed Brokerage and Regular Broker-Dealers                      6
CAPITAL STOCK AND OTHER SECURITIES                                 6
PURCHASE, REDEMPTION, AND PRICING OF SHARES
Purchase of Shares                                                 6
Offering Price and Redemption in Kind                              6
TAXATION OF THE FUND                                               6
UNDERWRITERS OF THE FUND                                           7
TRANSFER AGENT                                                     7
FINANCIAL STATEMENTS
Independent Auditor's Report                                       8
Statement of Assets & Liabilities                                  9
Notes to Financial Statements                                      10






FUND HISTORY

The Index Plus Fund, Inc. (the "Fund") was incorporated in Texas on April 19, 2002. The Fund's registered office is in Dallas, TX. Mail may be addressed to 2820 Hanover Avenue, Dallas, TX 75225.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

Classification
The Fund is an open-end, non-diversified management investment company.

Investment Strategies and Risks
All investment strategies and risks are discussed in the prospectus. No additional strategies and risks exist to be discussed here.
Fund Polices
Investment Restrictions: These investment restrictions are the Fund's fundamental investment policies and may not be changed without the receipt of the affirmative vote of the holders of two-thirds (2/3rds) of the shares entitled to vote on matters to be presented to shareholders. Under the Fund's fundamental investment policies the Fund may not:
a) change the Corporation's investment objective, which is to outperform the total return of the S&P 500 Composite Index;
b) borrow money or purchase securities on margin; provided, however, the Corporation may obtain such short term credit as may be necessary for clearance of purchases and sales of securities for temporary or emergency purposes in an amount not exceeding five percent (5%) of the value of its total assets;
c) make investments in commodities, commodity contracts or real estate; provided, however, the Corporation may purchase and sell securities of companies which deal in real estate or interests therein;
d) make loans; provided, however, the purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities shall not be considered the making of a loan by the Corporation;
e) invest in another company for the purpose of acquiring control of such company;
f) purchase of retain securities of any issuer thereof if any officer of director of the Corporation or its investment adviser owns more than one-half (1/2) of one percent (1%) of any class of security or collectively owns more than five percent (5%) of any class of security of such issuer;
g) pledge, mortgage or hypothecate any of the Corporation's assets;
h) invest more than 35% of the Corporation's assets in put options on S&P 500 securities at the time of purchase, where the value of the put options in calculating their value toward the 35% is the total value of securities represented by the put options assuming that each put position is exercised (i.e., the number of shares represented by the put option positions, multiplied by the relative current share prices).
i) purchase any security that may be subject to registration under the Securities Act of 1933, as amended, prior to the sale thereof to the public or which are not at the time of purchase readily salable.
j) issue senior securities; and
k) underwrite securities of other companies or entities.


Portfolio Turnover
The Fund follows its principal investment strategy with no exceptions other than those considered to be minor that are discussed in the section "Principal Investment Strategies" of the Prospectus.

MANAGEMENT OF THE FUND

Board of Directors
Shareholders meet annually to elect all members of the Board of Directors, select an independent auditor, and vote on any other items deemed pertinent by the incumbent Board. The Directors hold ultimate responsibility for running the Fund, including the valuation of the Fund's portfolio securities and the pricing of Fund shares. The Board appoints officers to run the Fund and selects an Investment Advisor to provide investment advice (See "Investment Advisor", in the Prospectus).

Management Information
Officers and Directors of the Fund: Their addresses and principal occupations during the past five years are:

Name and Address       Position                Principal Occupation

Laura S. Adams         President, Treasurer,   Managing Member/Homemaker
2820 Hanover Avenue    Secretary, *Director    Adams Asset Advisors, LLC
Dallas, TX 	Age 41                             Dallas, TX

Yolawnde F. Malone     Non-Interested Director International Tax Consultant
2820 Hanover Avenue
Dallas, TX 	Age 38                             DeSoto, TX

Vicky L. Hubbard       Non-Interested Director Regional Manager/Homemaker
5805 Furneaux                                  ACER Computer
Plano, TX 	Age 44                             Dallas, TX

Footnote:
* Directors of the Fund that are considered "Interested persons", as defined in the Investment Company Act of 1940, because these individuals are affiliated with the Investment Advisor.

Compensation and Sales Load: No compensation, pension or retirement benefits will be paid to directors and/or officers of the Fund at present time and none are presently contemplated. This may be changed in the future by the Board of Directors at their discretion. The Fund does not compensate officers and directors that are affiliated with the Investment Adviser except as they benefit through payment of the Advisory fee. There are no sales loads whatsoever.

CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 code of ethics under the Investment Company Act of 1940 and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Index Plus Fund, Inc. (the "Fund"), the Fund and the Investment Advisor(AAA) have adopted a Code of Ethics and procedures for implementing the provisions of the code. The personnel of the Fund and AAA are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons
As of the start up of this Fund, Mrs. Laura S. Adams is the person who controls the Fund.

Principal Holders
Major Shareholders: Laura S. Adams, President of the Fund, has agreed to purchase $100,000 worth of the Fund's shares for start up and investment. At this time, Mrs. Adams owns 100% of the Fund.

Management Ownership
The percentage of the Fund's equity securities owned by all officers and directors of the Fund as a group is 100% as of the date of this Prospectus.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor
Adams Asset Advisors, LLC(AAA) has been selected by the Board of Directors at a meeting on July 16, 2002 to be the Investment Advisor to the Fund. AAA was formed on March 21, 2002 and is currently controlled by Mrs. Laura S. Adams, Managing Member, and Affiliate of the Fund, to offer investment advice to the Fund, individuals, trusts, retirement plans, and non-profit organizations. Mrs. Adams will focus the majority of her professional time and effort on Fund activities.

Services Provided by, and Fees Paid to, the Investment Advisor
The Investment Advisor is responsible for furnishing investment direction advice to Directors of the Fund on the basis of a continuous review of the portfolio and recommend to the Fund when and to what extent securities should be purchased or disposed. See section "Investment Advisor" in prospectus. The Investment Advisor will act as the dividend paying agent. AAA has an agreement with the Fund to pay the Fund's start up expenses and to pay all ongoing operating expenses of the Fund except brokerage fees and commissions, taxes, interest, legal and other extraordinary expenses. The advisory fee paid by the Fund is 1.25% per year of the average total net assets of the Fund. This fee is computed daily and is payable monthly.

Principal Underwriter
Not Applicable.
Other Service Providers
AAA will act as the Fund's transfer agent and dividend-paying agent. AAA will not receive compensation from the Fund for these services. The principal address of AAA is: 2820 Hanover Avenue, Dallas, TX, 75225.

The Fund is self-custodian of the Fund's investments and does its own accounting subject to Hein+Associates for all audit procedures. The principal address of Hein+Associates is: 14755 Preston Road, Suite 320, Dallas, Texas 75254.

Third-Party Payments & Service Agreements
There are no third-party payments of any kind or service agreements with any organization or individual other than the Investment Advisor as described in the previous paragraph.

Other Investment Advice
There is no individual or organization that receives remuneration from the Investment Advisor or the Fund for providing investment advice except brokers that receive competitive commissions on the purchase and sale of securities for the Fund's portfolio.

Dealer Re-allowances, 12b-1 Plans and Other Services
The Fund is a no-load Fund in that investors in the Fund pay no purchase or sales fees. Purchases made through Broker-dealers may charge a fee either at time of purchase or redemption as described in "Purchase of Fund Shares" in the prospectus. Any fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Advisor.

Pursuant to Rule 12b-1 under the 1940 Act, The Fund has adopted a Distribution Plan which permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. All distribution expenses incurred by the Fund are Fund expenses, but they are paid by the Advisor pursuant to the Investment Advisory Contract. Such expenses may not exceed on an annual basis, 0.25% of the Fund's average daily assets, with no carry-over from prior years. These costs and expenses may include expenses for media advertising, the printing and mailing of prospectuses to persons other than shareholders, the printing and mailing of sales literature, answering routine question relating to the Fund, and payments to selling representatives, authorized securities dealers, financial institutions, or other service providers for providing services in assisting investors with their investments. The Distribution Plan will continue in effect, if not sooner terminated in accordance with its terms, for successive one-year periods, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are non-interested Directors.

The Advisor provides the Directors after the end of each quarter a written report setting forth all amounts expended under the Plan. In approving the Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated by vote of the majority of Directors who are non-interested Directors, or by vote of the majority of the outstanding voting securities of the Fund. Any change in the Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise, may be amended by the Directors, including a majority of the Directors who are non-interested Directors, by vote cast in person at a meeting called for the purpose of voting upon such amendment.

So long as a Distribution Plan is in effect, the selection or nomination of the Directors who are non-interested Directors is committed to the discretion of such Directors. The Distribution Plan may be terminated by the Directors at any time on 60 days written notice without payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Directors who are non-interested Directors. No interested person of the Fund, any Director of the Fund who is a non-interested Director of the Fund, nor the Advisor has a direct or indirect financial interest in the operation of the plan or related agreements, other than the Management fee paid to the Advisor. The Distribution Plan will continue in effect for successive one-year periods, if not sooner terminated in accordance with its terms, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are non-interested Directors.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions
The Fund requires brokers to affect transactions in portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price.
Commissions
The Fund has no fixed policy, formula, method, or criteria which it uses in allocating brokerage business based on commission charges. The Board of Directors will evaluate and review the reasonableness of brokerage commissions paid annually.

Brokerage Selection
The Board of Directors has approved permission for the President of the Fund to place buy and sell orders for the Fund securities based on recommendations from the Investment Advisor. The President may select brokers who, in addition to meeting primary requirements of execution and price, may furnish statistical or other factual information and services, which in the opinion of management, are helpful or necessary to the Fund's normal operations. Information or services may include economic studies, industry studies, statistical analysis, corporate reports, or other forms of assistance to the Fund or it's Advisor. No effort is made to determine the value of these services or the amount they might have reduced expenses of the Advisor. The Fund will not pay higher brokerage commissions for soft dollar credits.

Directed Brokerage and Regular Broker-Dealers
The Fund selects brokers based on competitive commission rates and transaction services rendered. At this time the Fund will not be making principal transactions with broker-dealers.

CAPITAL STOCK AND OTHER SECURITIES

Description of Common Stock: The authorized capitalization of the Fund consists of 500,000,000 shares of Index Plus Fund common stock of .001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares once issued in book format are fully paid and non-assessable.

Voting Rights: Each holder of the Fund's shares has voting rights equal to the number of shares held. Voting rights are non-cumulative. Therefore the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, although holders of remaining shares are still able to cast their votes.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

Purchase of Shares
Offers or sales of Fund shares may not occur until a prospectus is delivered to prospective offerees or purchasers. Investors may only purchase Fund shares after receipt of a current prospectus and by filling out and submitting an application supplied by the Fund. See section "Purchase of Fund Shares" in the prospectus for more information.

Offering Price and Redemption in Kind
The Fund always trades at the net asset value. That means that the offering and redemption prices always are the same. Details about the offering price are given in the section "Pricing of Fund Shares" of the Fund's Prospectus. Redemption in kind is discussed in the section "Redemption of Fund Shares" of the Fund's Prospectus.

TAXATION OF THE FUND

Taxation of the Fund is discussed in the section "Tax Consequences" of the Fund's Prospectus.

UNDERWRITERS OF THE FUND

The Fund acts as its own underwriter.

TRANSFER AGENT

The Fund's Investment Advisor, AAA, acts as the Fund's transfer agent which records all Fund share purchases and redemptions on Fund premises. Stock certificates will not be issued because of the chance of loss and the accompanying costs of reissue indemnification. All shareholder holdings are maintained in book form. The Fund has computer hardware and software, which are provided and managed by AAA, to run the Fund's daily operations. All data is backed up and stored in secure locations. AAA has no prior experience acting as a transfer agent, including providing computerized accounting services to a registered investment company, such as the Fund.

FINANCIAL STATEMENTS
Independent Auditor's Report
Initial Audit

Initial Audit report, Statement of Assets and Liabilities, and Notes to Financial Statement to be filed by pre-effective amendment

FORM N-1A
PART C - OTHER INFORMATION


Contents                                                          Page #
1.   Financial Statements and Exhibit Index                         2
2.   Persons Controlled by or Under Common Control with the Fund    2
3.   Indemnification                                                2
4.   Business and other Connections of the Investment Advisor       3
5.   Principal Underwriters                                         3
6.   Location of Accounts & Records                                 3
7.   Management Services                                            3
8.   Undertakings                                                   3
9.   Consent of Independent Public Accountants                      3
10.  Signatures                                                     4
11.  Exhibit Index                                                  4








































1. a. Financial Statements - Condensed financial information on a per share basis will be presented in Part A as required by applicable laws, rules or regulations. All other financial statements will be presented in Part B at the appropriate time specified as required by applicable laws, rules or regulations. These include:

      Statement of Assets & Liabilities
      Notes to Statement of Assets and Liabilities

   b. Exhibit Index
a - Articles of Incorporation
b - By-Laws
c - Instruments Defining Rights of Security Holders - Not applicable d - Investment Advisory Contracts e - Underwriting Contracts - Not applicable f - Bonus or Profit Sharing Contracts - Not applicable g - Custodial Agreements - Not applicable h - Other Material Contracts (Fin. Inst. Bond & Reimbursement
    Agreements)
i - Legal Opinion
j - Other Opinions - Not applicable
k - Omitted Financial Statements - Not applicable l - Initial Capital Agreements m - Rule 12b-1 Plan n - Rule 18f-3 Plan - Not applicable p - Code of Ethics

2. Persons Controlled by or Under Common Control with the Fund - Mrs. Laura
S. Adams.

3. Indemnification - Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 2.02-1 of the Texas Business Corporation Act provides generally and in pertinent part that a Texas corporation may indemnify its directors and officers against expenses (if the person is found liable to the corporation or on the basis that improper benefit was improperly received by the person) or against expenses, judgments, fines and settlements (in all other cases) actually and reasonably incurred by them in connection with any action, suit or proceeding if, in connection with the matters in issue they acted in good faith and in a manner they reasonably believed to be in, or nor opposed to, the best interests of the corporations, in connection with any criminal suit or proceeding, if in connection with the matters in issue, they had no reasonable cause to believe their conduct was unlawful. Section 2.02-1 does not permit indemnification when the person is found liable for willful or intentional misconduct in the performance of his duty to the Corporation. Section 2.02-1 further permits a Texas corporation to grant to its directors and officers additional rights of indemnification not inconsistent with Texas Business Corporation Act through bylaw provisions, agreements, votes of shareholders or interested directors or otherwise, to purchase indemnity insurance on behalf of such indemnifiable persons and to advance to such indemnifiable persons expenses incurred in defending a suit or proceeding upon receipt of certain undertakings.

Article VII of the Company's Bylaws provides that, subject to certain exceptions, the Company shall indemnify, to the fullest extent permitted by law, any person who is or was a director, officer, employee or agent of the Company or any affiliate against any and all expenses (including attorney's fees), judgments, fines and amounts paid in settlement incurred by such persons in connection with any civil, criminal, administrative, or investigative actions, suit, proceeding or claim (including any action by or in the right of the Company or an affiliate) by reason of the fact that such person is or was serving in such capacity. In addition, Article VII authorizes the Company to purchase insurance for itself or any person to whom indemnification is or may be available against any liability asserted against such person in, or arising out of, such person's status as director, officer, employee or agent of the Company of its affiliates.
Article VII authorizes the Company, to the extent that the Board of Directors deems appropriate, to make advances of expenses to an indemnifiable person upon the receipt by the Company of a written undertaking by such person to repay any amounts advanced in the event that it is ultimately determined that such person is not entitled to such indemnification.

4. Business and other Connections of the Investment Advisor - Adams Asset Advisors, LLC activity at the present time is performance on its Investment Advisory Contract currently effective with the Index Plus Fund, Inc. and offering investment advice to individuals, trusts, retirement plans, and non-profit organizations.

5. Principal Underwriters - Not Applicable

6. Location of Accounts & Records - All Fund records are held at corporate headquarters - 2820 Hanover Avenue, Dallas, TX, 75225 - with the exception of cash and security certifications, which will be held in street name at U.S. regulated brokerage firms that maintain at least $25mm of Securities Investor Protection Corporation(SIPC) Insurance. Laura S. Adams of 2820 Hanover Avenue, Dallas, TX, 75225, will maintain physical possession of each account, book or other document required to be maintained by laws, rules or regulations.

7. Management services - Not applicable

8. Undertakings - Initial Audit report, Statement of Assets and Liabilities, Notes to Financial Statement, and Fidelity Bond contract copy to be filed by pre-effective amendment

9. Consent of Independent Public Accountants - to be filed by pre-effective amendment

10. Signatures -


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Index Plus Fund, Inc. certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas and State of Texas on the 6th day of August, 2002.


Index Plus Fund, Inc.                      By: /s/ Laura S. Adams
                                           ------------------------
                                           Laura S. Adams, President


Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                       Title                       Date

By: /s/ Laura S. Adams           President, Treasurer,       07/16/02
----------------------           Secretary and Director
Laura S. Adams


By: /s/ Yolawnde F. Malone       Director                    07/16/02
--------------------------
Yolawnde F. Malone


By: /s/ Vicky L. Hubbard         Director                    07/16/02
------------------------
Vicky L. Hubbard


















11. Exhibit Index -


Articles of Incorporation                                         a
By-Laws                                                           b
Investment Advisory Contracts                                     d
Other Material Contracts (Fin. Inst. Bond)                        h
Legal Opinion                                                     i
Initial Capital Agreements                                        l
Rule 12b-1 Plan                                                   m
Code of Ethics                                                    p



1